SEMI ANNUAL REPORT

[WORLD GLOBE GRAPHIC]


SEPTEMBER 30, 2000



TEMPLETON RUSSIA FUND, INC.



[FRANKLIN TEMPLETON INVESTMENTS LOGO]

PAGE

[MARK MOBIUS PHOTO]

MARK MOBIUS
President
Templeton Russia Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.
PAGE

CONTENTS

Shareholder Letter ........       1

Performance Summary .......       5

Financial Highlights &
Statement of Investments...       6

Financial Statements ......       9

Notes to
Financial Statements ......      12


FUND CATEGORY

[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the fund's statement of investments
(SOI). The SOI begins on page 7.


SHAREHOLDER LETTER


Your Fund's Goal: Templeton Russia Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "Russia Companies," as defined in the Fund's prospectus.


Dear Shareholder:

This semiannual report for Templeton Russia Fund covers the six months ended September 30, 2000. During the reporting period, Russia's economy generally performed well, as gross domestic product increased 7.5% in the first half of 2000, compared to the same period in 1999. Surging exports contributed to this strength, as the price of oil, one of the country's principal exports, rose appreciably. The country's fiscal outlook seemed to brighten as well. The government launched a new tax program aimed at eliminating tax evasion and announced its first balanced budget since the Soviet break-up. Internationally, President Putin impressed world leaders in Japan to such an extent that the G8 may consider ending its current system of excluding Russia


PAGE

from meetings on financial matters.(1) Putin also visited China, where he helped negotiate several bilateral agreements on education, banking, energy development and nuclear research. Despite these positive developments, significant declines in global prices of technology stocks and renewed anxiety about emerging markets adversely affected the Russian stock market.

Within this environment, Templeton Russia Fund posted a six-month cumulative total return of -15.90% in market-price terms and -27.01% based on change in net asset value, as shown in the Performance Summary on page 5.

During the six months under review, we eliminated the Fund's exposure to the insurance and construction sectors, reduced our holdings in the utilities and telecommunications sectors, and increased our exposure to the energy and health care industries. Seeking to take advantage of stocks we considered to be bargains in Hungary and Finland, we also increased our Russia-related holdings in those two countries. Our list of top 10 holdings changed when we sold the Fund's shares of mobile telephone service provider, Vimpel Communications, which was replaced by the oil and gas exploration and production company, Surgutneftegaz. Changes in prices of stocks also led to adjustments in our top 10 holdings, with Hungarian pharmaceutical company Egis replacing Polish national fixed-telephone operator, Telekomunikacja Polska.


TOP 10 RUSSIAN HOLDINGS*
9/30/00

COMPANY                      % OF TOTAL
SECTOR                        NET ASSETS
------                        ----------
Lukoil Holdings, ADR
Oil & Gas                       11.2%

Mosenergo, ADR & GDR
Electric Utilities               9.6%

Rostelecom, ADR & pfd.
Diversified
Telecommunication Services       9.1%

Aeroflot - Russia
International Airlines
Airlines                         7.9%

Surgutneftegaz
Oil & Gas                        7.9%

Hartwall OYJ, A
Beverages                        7.7%

GAZ Auto Works
Automobiles                      7.6%

GUM Trade House, Ord. & ADR
Multiline Retail                 5.2%

Egis RT
Pharmaceuticals                  4.3%

Unified Energy Systems
Electric Utilities               4.3%


*Does not include fixed income securities or short-term investments and other net assets.


1. Since 1975, government representatives from the major industrial democracies have been meeting annually to deal with the major economic and political issues facing their countries and the international community as a whole. The G8 now includes France, Britain, Germany, Italy, Canada, the U.S., Russia and Japan.


2
PAGE


Looking forward, we are optimistic about long-term prospects for Templeton Russia Fund. We believe that rapid developments on the reform front have the potential to stimulate greater investor interest in Russia. However, we also believe that Russia needs to implement incentives to reduce capital outflows. If these incentives and other measures such as additional tax and regulatory reforms, and improvement in the government's stance toward shareholder rights and corporate governance are pursued, we feel that this could dictate the future trend of the market. We will continue to invest in the long-term future of Russia, trusting that the country's vast resources and inherent potential will overcome any short-term volatility.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the Russian economic system.

SECTOR DISTRIBUTION
Based on Total Net Assets
9/30/00

[BAR GRAPHIC]


Oil & Gas                                    19.2%
Electric Utilities                           13.9%
Diversified Telecommunications Service       12.8%
Beverages                                     8.2%
Airlines                                      7.9%
Automobiles                                   7.6%
Pharmaceuticals                               6.3%
Multiline Retail                              5.2%
Hotels Restaurants & Leisure                  2.5%
Metals & Mining                               1.9%
Food Products                                 1.6%
Short-Term Investments
& Other Net Assets                           12.9%


                                                                               3
PAGE

We thank you for investing in Templeton Russia Fund. We welcome your comments and look forward to serving you.



Sincerely,

/s/ Mark Mobius

Mark Mobius
President
Templeton Russia Fund, Inc.



This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


4
PAGE

PERFORMANCE SUMMARY AS OF 9/30/00

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PERFORMANCE

SIX-MONTH TOTAL RETURN(1)               -27.01%               Based on change in Net Asset Value
                                        -15.90%               Based on change in Market Price on the NYSE

Net Asset Value (NAV)                   $14.93(9/30/00)       $20.48 (3/31/00)
Change in NAV                           -$5.55
Market Price (NYSE)                     $15.75(9/30/00)       $18.75 (3/31/00)
Change in Market Price                  -$3.00
Distributions (4/1/00 - 9/30/00)        Dividend Income       $0.0202


ADDITIONAL PERFORMANCE

                                                        INCEPTION(3)
                                  1-YEAR      5-YEAR     (6/15/95)
                                  ------      ------     ---------
Cumulative Total Return(1)
   Based on change in NAV         +58.27%     +65.56%     +40.51%
   Based on change in
   market price                   +49.44%     +36.71%     +46.06%
Average Annual Total Return(2)
   Based on change in NAV         +58.27%     +10.61%     + 6.63%
   Based on change in
   market price                   +49.44%     + 6.45%     + 7.79%


1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. From 10/1/95, through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers, and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


                                                                               5
PAGE


TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                               SIX MONTHS ENDED                       YEAR ENDED MARCH 31,
                                              SEPTEMBER 30, 2000    --------------------------------------------------------
                                                 (UNAUDITED)          2000        1999        1998        1997       1996+
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $20.48            $9.60      $28.02      $30.88      $11.30      $14.10
                                              ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss).............             (.03)             .15         .27        (.32)       (.15)        .15
 Net realized and unrealized gains
   (losses)...............................            (5.50)           11.11      (15.98)       1.41       20.49       (2.78)
                                              ------------------------------------------------------------------------------
Total from investment operations..........            (5.53)           11.26      (15.71)       1.09       20.34       (2.63)
                                              ------------------------------------------------------------------------------
Underwriting expenses deducted from
  capital.................................               --               --          --          --          --        (.10)
                                              ------------------------------------------------------------------------------
Less distributions from:
 Net investment income....................             (.02)            (.38)       (.02)         --        (.09)       (.07)
 Net realized gains.......................               --               --       (2.69)      (3.95)       (.67)         --
                                              ------------------------------------------------------------------------------
Total distributions.......................             (.02)            (.38)      (2.71)      (3.95)       (.76)       (.07)
                                              ------------------------------------------------------------------------------
Net asset value, end of period............           $14.93           $20.48       $9.60      $28.02      $30.88      $11.30
                                              ==============================================================================
Total Return*
 Based on market value per share..........         (15.90)%           68.96%    (63.68)%      22.26%     147.08%     (8.73)%
 Based on net asset value per share.......         (27.01)%          118.68%    (61.04)%       1.60%     181.92%    (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........          $80,876         $110,974     $51,940    $150,102    $164,157     $59,942
Ratios to average net assets:
 Expenses.................................            2.08%**          2.16%       2.14%       1.99%       2.36%       2.00%**
 Net investment income (loss).............           (.37)%**          1.16%       2.17%      (.93)%      (.72)%       1.54%**
Portfolio turnover rate...................           34.84%           60.18%      13.32%      10.92%      18.86%        .50%

*Total return is not annualized.
**Annualized.
+For the period June 15, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding effective year ended March 31, 2000.
                       See Notes to Financial Statements.
 6
PAGE

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.2%
AIRLINES 7.9%
Aeroflot - Russia International Airlines....................        Russia         22,859,110     $ 6,400,551
                                                                                                  -----------
AUTOMOBILES 7.6%
GAZ Auto Works..............................................        Russia            135,620       6,102,900
                                                                                                  -----------
BEVERAGES 8.2%
Hartwall OYJ, A.............................................       Finland            327,030       6,218,711
*Sun Interbrew Ltd., GDR, A.................................        Russia              5,000           6,500
*Sun Interbrew Ltd., GDR, B, Reg S..........................        Russia            174,797         402,033
                                                                                                  -----------
                                                                                                    6,627,244
                                                                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 11.9%
Rostelecom, ADR.............................................        Russia            760,730       6,703,933
Telekomunikacja Polska SA...................................        Poland            551,300       2,955,510
                                                                                                  -----------
                                                                                                    9,659,443
                                                                                                  -----------
ELECTRIC UTILITIES 13.9%
Mosenergo, ADR..............................................        Russia            965,740       3,500,807
Mosenergo, GDR..............................................        Russia          1,170,700       4,297,387
*Unified Energy Systems.....................................        Russia         25,731,829       3,448,065
                                                                                                  -----------
                                                                                                   11,246,259
                                                                                                  -----------
FOOD PRODUCTS 1.6%
+Red October................................................        Russia            518,300       1,282,793
                                                                                                  -----------
HOTELS RESTAURANTS & LEISURE 2.5%
*Orbis SA...................................................        Poland            356,600       2,014,000
                                                                                                  -----------
METALS & MINING 1.9%
*Norilsk Nickel.............................................        Russia            199,500       1,540,140
                                                                                                  -----------
MULTILINE RETAIL 5.2%
GUM Trade House.............................................        Russia          1,266,120       2,152,404
GUM Trade House, ADR........................................        Russia            677,094       2,031,282
                                                                                                  -----------
                                                                                                    4,183,686
                                                                                                  -----------
OIL & GAS 19.2%
Lukoil Holdings, ADR........................................        Russia            161,400       9,038,400
*Sibneft....................................................        Russia            450,000         137,250
Surgutneftegaz..............................................        Russia         21,750,000       6,378,188
                                                                                                  -----------
                                                                                                   15,553,838
                                                                                                  -----------

                                                                               7
PAGE

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PHARMACEUTICALS 6.3%
Egis RT.....................................................       Hungary             77,782     $ 3,477,687
Gedeon Richter Ltd..........................................       Hungary             31,172       1,648,263
                                                                                                  -----------
                                                                                                    5,125,950
                                                                                                  -----------
TOTAL COMMON STOCKS (COST $58,478,643)......................                                       69,736,804
                                                                                                  -----------
PREFERRED STOCKS (COST $906,432) .9%
Rostelecom, pfd. ...........................................        Russia          1,178,400         695,256
                                                                                                  -----------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
SHORT TERM INVESTMENTS (COST $10,447,686) 12.9%
U.S. Treasury Bills, 5.960% to 6.015%, with maturities to
  12/14/00..................................................    United States     $10,567,000      10,449,235
                                                                                                  -----------
TOTAL INVESTMENTS (COST $69,832,761) 100.0%.................                                       80,881,295
OTHER ASSETS, LESS LIABILITIES..............................                                           (5,417)
                                                                                                  -----------
TOTAL NET ASSETS 100.0%.....................................                                      $80,875,878
                                                                                                  ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at September 30, 2000, were $1,282,793.
                       See Notes to Financial Statements.
 8
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $69,832,761).....    $80,881,295
 Receivables:
  Investment securities sold................................        156,450
  Dividends and interest....................................        174,693
                                                                -----------
      Total assets..........................................     81,212,438
                                                                -----------
Liabilities:
 Payables to affiliates.....................................        106,617
 Funds advanced by custodian................................         61,061
 Accrued expenses...........................................        168,882
                                                                -----------
      Total liabilities.....................................        336,560
                                                                -----------
Net assets, at value........................................    $80,875,878
                                                                ===========
Net assets consist of:
 Accumulated net investment loss............................    $  (244,524)
 Net unrealized appreciation................................     11,048,534
 Accumulated net realized loss..............................     (6,473,799)
 Capital shares.............................................     76,545,667
                                                                -----------
Net assets, at value........................................    $80,875,878
                                                                ===========
Net asset value per share ($80,875,878 / 5,418,175 shares
  outstanding)..............................................         $14.93
                                                                ===========

                       See Notes to Financial Statements.
                                                                               9
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $59,344)
 Dividends..................................................    $    347,449
 Interest...................................................         424,397
                                                                ------------
      Total investment income...............................                    $    771,846
Expenses:
 Management fees (Note 4)...................................         562,848
 Administrative fees (Note 4)...............................         112,570
 Transfer agent fees........................................          20,836
 Custodian fees.............................................         147,473
 Reports to shareholders....................................          14,333
 Registration and filing fees...............................           8,107
 Professional fees..........................................          54,520
 Directors' fees and expenses...............................          14,152
 Other......................................................           2,469
                                                                ------------
      Total expenses........................................                         937,308
                                                                                ------------
            Net investment loss.............................                        (165,462)
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................       8,533,070
  Foreign currency transactions.............................          69,640
                                                                ------------
      Net realized gain.....................................                       8,602,710
 Net unrealized depreciation on:
  Investments...............................................     (38,425,870)
  Translation of assets and liabilities denominated in
    foreign currencies......................................            (377)
                                                                ------------
      Net unrealized depreciation...........................                     (38,426,247)
                                                                                ------------
Net realized and unrealized loss............................                     (29,823,537)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(29,988,999)
                                                                                ============

                       See Notes to Financial Statements.
 10
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2000         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................       $   (165,462)          $    798,993
  Net realized gain (loss) from investments and foreign
   currency transactions....................................          8,602,710            (13,441,262)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        (38,426,247)            73,574,917
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        (29,988,999)            60,932,648

 Distributions to shareholders from net investment income...           (109,447)            (2,039,517)

 Capital share transactions (Note 3)........................                 --                140,893
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................        (30,098,446)            59,034,024

Net assets:
 Beginning of period........................................        110,974,324             51,940,300
                                                                ---------------------------------------
 End of period..............................................       $ 80,875,878           $110,974,324
                                                                =======================================

Undistributed net investment income/(Accumulated net
 investment loss) included in net assets:
 End of period..............................................       $   (244,524)          $     30,385
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              11
PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

 12
PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

At September 30, 2000, there were 100,000,000 shares authorized ($.01 par value). During the six months ended September 30, 2000 there were no share transactions, and for the year ended March 31, 2000, shares were issued from reinvested distributions amounting to 9,356 shares ($140,893).

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              13
PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (CONT.)
At September 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $69,869,980 was as follows:

Unrealized appreciation.....................................  $16,616,608
Unrealized depreciation.....................................   (5,605,293)
                                                              -----------
Net unrealized appreciation.................................  $11,011,315
                                                              ===========

At March 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $    94,136
2008........................................................   14,945,154
                                                              -----------
                                                              $15,039,290
                                                              ===========

At March 31, 2000, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $76,978. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2000 aggregated $27,251,645 and $26,641,297, respectively.

 14
PAGE

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, August 28, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 28, 2000. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2001; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harmon E. Burns, Frank J. Crothers, Betty P. Krahmer, Gordon S. Macklin and Fred
R. Millsaps.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                   % OF                 % OF                               % OF
    TERM EXPIRING 2003:         FOR         OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns............  3,844,310            70.95%               99.33%          26,078             0.48%
Frank J. Crothers..........  3,843,375            70.93%               99.30%          27,013             0.50%
Betty P. Krahmer...........  3,848,883            71.04%               99.44%          21,505             0.39%
Gordon S. Macklin..........  3,850,942            71.07%               99.50%          19,446             0.36%
Fred R. Millsaps...........  3,842,765            70.92%               99.29%          27,623             0.51%

                                 % OF
    TERM EXPIRING 2003:      VOTED SHARES
---------------------------
Harmon E. Burns............     0.67%
Frank J. Crothers..........     0.70%
Betty P. Krahmer...........     0.56%
Gordon S. Macklin..........     0.50%
Fred R. Millsaps...........     0.71%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  3,854,972            71.14%               99.60%
Against....................      6,920             0.13%                0.18%
Abstain....................      8,496             0.16%                0.22%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  3,776,079            69.69%               97.56%
Against....................     78,353             1.45%                2.03%
Abstain....................     15,956             0.29%                0.41%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Constantine D. Tseretopoulos, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              15
PAGE

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 16
PAGE

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              17
PAGE


[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Templeton Russia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030



SEMIANNUAL REPORT

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTRF S00 11/00                     [RECYCLE GRAPHIC] Printed on recycled paper